EXHIBIT 99.3

TRIBUTE PHARMACEUTICALS CANADA LTD.

CONDENSED INTERIM FINANCIAL STATEMENTS

For the interim three month period ended September 30, 2011

(Unaudited – Prepared by Management)

(Expressed in Canadian dollars)

TRIBUTE PHARMACEUTICALS CANADA LTD.

CONDENSED INTERIM FINANCIAL STATEMENTS

September30, 2011

TRIBUTE PHARMACEUTICALS CANADA LTD.
CONDENSED INTERIM STATEMENT OF FINANCIAL POSITION
(Unaudited -  Prepared by Management)
(Expressed in Canadian dollars)

	September 30,	June 30,
	2011	2011
	$	$
ASSETS
Intangible asset (Note 5)	255,280	255,820

TOTAL ASSETS	255,280	255,820

LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES
Bank indebtedness	101	31
Accounts payable and accrued liabilities	71,707	89,667
TOTAL CURRENT LIABILITIES	71,808	89,698
Due to related company (Note 6)	629,341	535,216
TOTAL LIABILITIES	701,149	624,914

SHAREHOLDERS’ EQUITY
Share capital
(Issued: 182 common shares)	2	2
Deficit	(445,331)	(369,096)
TOTAL SHAREHOLDERS’ EQUITY	(445,329)	(369,094)

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	255,820	255,820

Basis of Preparation and going concern (Note 2)
Commitments and contingencies (Note 7)

See accompanying notes to the condensed interim financial statements

TRIBUTE PHARMACEUTICALS CANADA LTD.
CONDENSED INTERIM STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
(Unaudited – Prepared by Management)
(Expressed in Canadian dollars)

	For the three month	For the three month
	period ended	period ended
	September 30,	September 30,
	2011	2010
	$	$
EXPENSES
Professional fees	72,656	17,000
Consulting fees	3,510	2,500
Office expense	69	-

NET LOSS AND COMPREHENSIVE LOSS FOR THE PERIOD	(76,235)	(19,500)

See accompanying notes to the condensed interim financial statements

TRIBUTE PHARMACEUTICALS CANADA LTD.
CONDENSED INTERIM STATEMENTS OF CHARGES IN SHAREHOLDERS’ EQUITY
(Unaudited – Prepared by Management)
(Expressed in Canadian dollars)

2011
$
SHARE CAPITAL
Common Shares
Balance at September 30, 2010, June 30, 2011, and September 30, 2011	2

DEFICIT
Balance at inception, June 30, 2010	-
Net loss for the period	(19,500)

Balance, September 30, 2010	(19,500)

Balance, June 30, 2011	(369,096)
Net loss for the period	(76,235)

Balance, September 30, 2011	(445,331)

TOTAL SHAREHOLDERS’ EQUITY, SEPTEMBER 30, 2010	(19,498)

TOTAL SHAREHOLDERS’ EQUITY, September 30, 2011	(445,329)

See accompanying notes to the condensed interim financial statements

TRIBUTE PHARMACEUTICALS CANADA LTD.
CONDENSED INTERIM STATEMENTS OF CASH FLOWS
(Unaudited – Prepared by Management)
(Expressed in Canadian dollars)

	For the three month	For the three month
	period ended	period ended
	September 30,	September 30,
	2011	2010
	$	$

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss for the period	(76,235)	(19,500)
Decrease in accounts payable and accrued liabilities	(17,960)	-

	(94,195)	(19,500)
CASH FLOWS FROM INVESTING ACTIVITIES
Acquisition of intangible asset	-	(105,700)

CASH FLOWS FROM FINANCING ACTIVITIES
Advances from related company	94,125	125,200
Issue of common shares	-	2

	94,125	125,202
NET CHANGE, IN (BANK INDEBTEDNESS) CASH, for the period	(70)	2
(BANK INDEBTEDNESS) Cash, beginning of period	(31)	-

(BANK INDEBTEDNESS) CASH, end of period	(101)	2

See accompanying notes to the condensed interim financial statements

TRIBUTE PHARMACEUTICALS CANADA LTD.
NOTES TO THE CONDENSED INTERIM FINANCIAL STATEMENTS
(Unaudited – Prepared by Management)
(Expressed in Canadian dollars)
September 30, 2011

1.	DESCRIPTION OF BUSINESS

Tribute Pharmaceuticals Canada Ltd. (the “Company”) is a private company domiciled in Canada and was incorporated in Ontario on June 30, 2010. The Company is in the business of development, marketing and distribution services for pharmaceutical products. The registered office of the Company is 151 Steeles Avenue East, Milton, Ontario, L9T 1Y1.

2.	BASIS OF PREPARATION AND GOING CONCERN

These condensed interim financial statements were prepared in accordance with International FinancialReporting Standards (“IFRS”), as issued by the International Accounting Standards Board (“IASB”), including IAS 34,Interim Financial Reporting.

These financial statements were prepared on a going concern basis, under the historical cost convention.The preparation of financial statements in accordance with IFRS requires the use of certain critical accountingestimates. It also requires management to exercise judgment in applying the Company’s accounting policies.

The Company’s board of directors approved these financial statements on February 6, 2013.

Basis of presentation

The condensed interim financial statements of the Company have been prepared in accordance with IFRS on a going concern basis, under the historical cost convention which contemplates the realization of assets and the settlement of liabilities and commitments in the normal course of business. The ability of the Company to continue as a going concern is dependent upon the continuing financial support of a related company to enable it to monetize its licensing asset, and upon attaining profitable operations once such asset can be monetized, all of which outcomes are uncertain and which, taken together, cast significant doubt over the ability of the Company to continue as a going concern.  These condensed interim financial statements do not include any adjustments to the carrying values of the Company’s assets, liabilities, and expenses and the related classifications that would be necessary if the going concern assumption were inappropriate.  Such adjustments have not been quantified by management but could be material.

The Company funded its operations for the period ended September30, 2011 through an advance from a related corporation.  The Company may not have sufficient cash reserves to fund its product development programs, administrative costs and other obligations for the coming fiscal year.  Management is actively involved in developing and bringing their products to market.  There can be no assurance that the Company will be successful in these initiatives. (See Note 10)

3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The condensed interim financial statements should be read in conjunction with the annual financialstatements for the year ended June 30, 2011, which have been prepared in accordance with IFRS as issued by theIASB.

The Company’s significant accounting policies are consistent with those set out in Note 3 to the financialstatements for the year ended June 30, 2011.

TRIBUTE PHARMACEUTICALS CANADA LTD.
NOTES TO THE CONDENSED INTERIM FINANCIAL STATEMENTS
(Unaudited – Prepared by Management)
(Expressed in Canadian dollars)
September 30, 2011

4.	FUTURE CHANGES IN ACCOUNTING POLICIES

Standards issued but not yet effective up to the date of issuance of the Company’s financial statements are listed below. The Company intends to adopt those standards when they become effective.

IFRS 9 - Financial Instruments
IFRS 9, Financial Instruments (“IFRS 9”) was issued by the IASB on November 12, 2009 and will replace IAS 39, "Financial Instruments: Recognition and Measurement" (“IAS 39”). IFRS 9 replaces the multiple rules in IAS 39with a single approach to determine whether a financial asset is measured at amortized cost or fair value and a new mixed measurement model for debt instruments having only two categories: amortized cost and fair value. The approach in IFRS 9 is based on how an entity manages its financial instruments in the context of its business model and the contractual cash flow characteristics of the financial assets. The new standard also requires a single impairment method to be used, replacing the multiple impairment methods in IAS 39. IFRS 9 is effective for annual periods beginning on or after January 1, 2015, with early adoption permitted. The Company is currently assessing the impact of IFRS 9 on its results of operations and financial position.

IFRS - 10 Consolidated Financial Statements
IFRS 10 Consolidated Financial Statements(“IFRS 10”) provides a single model to be applied in the control analysis for all investees, including entities that currently are special purpose entities in the scope of SIC 12. In addition, the consolidation procedures are carried forward substantially unmodified from IAS 27 Consolidated and Separate Financial Statements.  The Company has not yet determined the impact of IFRS 10 on its financial statements.

IFRS - 11 Joint Arrangements
IFRS 11 Joint Arrangements (“IFRS 11”) replaces the guidance in IAS 31 Interests in Joint Ventures. Under IFRS 11, joint arrangements are classified as either joint operations or joint ventures. IFRS 11 essentially carves out of previous jointly controlled entities, those arrangements which although structured through a separate vehicle, such separation is ineffective and the parties to the arrangement have rights to the assets and obligations for the liabilities and are accounted for as joint operations in a fashion consistent with jointly controlled assets/operations under IAS 31. In addition, under IFRS 11 joint ventures are stripped of the free choice of equity accounting or proportionate consolidation; these entities must now use the equity method.

Upon application of IFRS 11, entities which had previously accounted for joint ventures using proportionate consolidation shall collapse the proportionately consolidated net asset value (including any allocation of goodwill) into a single investment balance at the beginning of the earliest period presented. The investment’s opening balance is tested for impairment in accordance with IAS 28 Investments in Associates and IAS 36 Impairment of Assets. Any impairment losses are recognized as an adjustment to opening retained earnings at the beginning of the earliest period presented. The Company intends to adopt IFRS 11 in its financial statements for the annual period beginning on July 1, 2012. The Company has not yet determined the impact of IFRS 11on its financial statements.

TRIBUTE PHARMACEUTICALS CANADA LTD.
NOTES TO THE CONDENSED INTERIM FINANCIAL STATEMENTS
(Unaudited – Prepared by Management)
(Expressed in Canadian dollars)
September 30, 2011

4.	FUTURE CHANGES IN ACCOUNTING POLICIES (Continued…)

IFRS 13 – Fair Value Measurement
IFRS 13, Fair Value Measurement (“IFRS 13”) was issued by the IASB on May 12, 2011. The new standard converges IFRS and US GAAP on how to measure fair value and the related fair value disclosures. The new standard creates a single source of guidance for fair value measurements, where fair value is required or permitted under IFRS, by not changing how fair value is used but how it is measured. The focus will be on an exit price. IFRS 13 is effective for annual periods beginning on or after January 1, 2013, with early adoption permitted. The Company is currently assessing the impact of IFRS 13 on its results of operations and financial position.

IAS 1 – Presentation of Financial Statements

IAS 1,
Presentation of Financial Statements (“IAS 1”) amendment, issued by the IASB in June 2011, requires an entity to group items presented in the Statement of Comprehensive Income on the basis of whether they may be reclassified to earnings subsequent to initial recognition. For those items presented before taxes, the Amendments to IAS 1 also require that the taxes related to the two separate groups be presented separately. The amendments are effective for annual periods beginning on or after July 1, 2012, with earlier adoption permitted. The Company is assessing the impact of IAS 1 on its financial statements.

5.	INTANGIBLE ASSET

Consist of -	September 30, 2011 and June 30, 2011
	Cost	Accumulated Amortization	Net Carrying Amount

Licensing asset	255,820	-	255,820

The licensing asset consists of capitalized payments to third party licensors related to the achievement of regulatory approvals to commercialize products in specified markets and up-front payments associated with royalty obligations for products that have not achieved regulatory approval for marketing.  As at September 30, 2011 and June 30, 2011, the licensing asset had not yet received approval from Health Canada and accordingly, amortization had not yet begun.

6.	DUE TO RELATED COMPANY

Amounts due to a related company are non-interest bearing with no fixed terms of repayment and are unsecured.  The companies are related by common ownership.

TRIBUTE PHARMACEUTICALS CANADA LTD.
NOTES TO THE CONDENSED INTERIM FINANCIAL STATEMENTS
(Unaudited – Prepared by Management)
(Expressed in Canadian dollars)
September 30, 2011

7.	COMMITMENTS ANDCONTINGENCIES

On November 9, 2010, Tribute signed a License Agreement with Nautilus Neurosciences, Inc. (“Nautilus”) for the exclusive rights to develop, register, promote, manufacture, use, market, distribute and sell Cambia® in Canada. Tribute paid a US$250,000 ($255,820) upfront payment to Nautilus upon the closing of this agreement.

Other milestone payments include: US$750,000 upon the earlier of the first commercial sale or six months after approval by Health Canada (see Note 10(ii)), US$250,000 on annual net sales of US$2,500,000, US$500,000 on annual net sales of US$5,000,000, US$750,000 on annual net sales of US$7,500,000, US$1,000,000 on annual net sales of US$10,000,000, US$1,500,000 on annual net sales of US$15,000,000 andUS$2,000,000 on annual net sales of US$20,000,000. Royalties are payable at rates ranging from 22.5-25.0% of net sales.  The term of the agreement is 15 years.See Note 10.  On September 30, 2012, the license agreement was amended to change the terms of the milestone payment of US$750,000 as follows:  the Company shall make a one time payment of US$250,000 on or before October 15, 2012 (paid).  In addition, the Company shall make a one time payment of US$500,000 on either (i) on or before February 1, 2013, if all regulatory approvals are obtained on or before December 31, 2012 or (ii)  within thirty days following the date the last approval is obtained, if all of such approvals are not obtained on or before December 31, 2012.

8.	FINANCIAL RISK FACTORS

The Company's risk exposures and the impact on the Company's financial instruments are summarized below:

Credit risk

The Company has no significant concentration of credit risk arising from operations. Management believes that the credit risk concentration with respect to financial instruments is remote.

Liquidity risk

The Company's approach to managing liquidity risk is to ensure that it will have sufficient liquidity to meet current liabilities when due. As at September30, 2011, the Company had a cash balance of $Nil (June 30, 2011 - $Nil) to settle current liabilities of $71,808 (June 30, 2011 - $89,698).  The Company may not have sufficient cash reserves to fund its product development programs, administrative costs and other obligations for the coming fiscal year.   Management is actively involved in developing and bringing their products to market to enable it to service the Company’s liabilities and its ongoing administrative costs.  There can be no assurance that the Company will be successful in these initiatives.  All of the Company's accounts payable and accrued liabilities have contractual maturities of less than 30 days and are subject to normal trade terms.  See note 10(ii).

TRIBUTE PHARMACEUTICALS CANADA LTD.
NOTES TO THE CONDENSED INTERIM FINANCIAL STATEMENTS
(Unaudited – Prepared by Management)
(Expressed in Canadian dollars)
September 30, 2011

9.	CAPITAL MANAGEMENT

Capital is defined as share capital. The Company's objectives when managing capital are to maintain an appropriate balance between holding a sufficient amount of capital to support its operations as a going concern, and providing shareholders with a prudent amount of leverage, as and when required, to enhance returns.

The intangible assetwhich the Company has acquired through a license agreement is currently in the development stage; as such the Company is dependent on financing from a related company to fund its activities. In order to carry out the planned development and pay for administrative costs, the Company will spend its existing working capital and receive advances from a related company as needed. There can be no assurances that the Company will be able to continue funding its operations in this manner. Management reviews its capital management approach on an ongoing basis and believes that this approach, given the relative size of the Company, is reasonable.

10.	SUBSEQUENT EVENTS

(i)             Acquisition of the Company by Tribute Pharmaceuticals Canada Inc. (formerly Stellar Pharmaceuticals Inc.)

On December 1, 2011, the Company and a related corporation, Tribute Pharma Canada Inc. were acquired by Stellar Pharmaceuticals Inc. (“Stellar”) which subsequently changed its name to Tribute Pharmaceuticals Canada Inc. effective January 1, 2013, a Canadian-based specialty pharmaceutical company.The Companies’ shareholders were paid 13,000,000 common shares of Stellar and $1,000,000 in cash consideration, with an additional $500,000 ($40,000 paid, $460,000 currently owing) in cash consideration payable to the Company’s shareholders on December 1, 2012.  Upon approval by Health Canada for the marketing and sale of Cambia (see Note 10(ii)), the Companies’ shareholders were also entitled to an additional 2,000,000 common shares of Stellar (issued).

(ii)            Approval by Health Canada for Cambia
On March 16, 2012, the Companywas granted an approval by Health Canada (“approval”) for Cambia® (diclofenac potassium for oral solution) for the acute treatment of migraine attacks with or without aura in adults.  The Company obtained the exclusive Canadian license to Cambia® in November 2010 from Nautilus Neurosciences, Inc., a neurology-focused specialty pharmaceutical company located in Bedminster, New Jersey.  The Company filed an application for approval for Cambia® with Health Canada in March 2011.Subsequent to the approval by Health Canada on March 20, 2012.  A future milestone payment of US$750,000 is due, subject to certain conditions, upon the earlier of the first commercial sale of the product, or six months after approval.  On September 30, 2012, the license agreement was amended to change the terms of the milestone payment of US$750,000 as follows:  the Company shall make a one time payment of US$250,000 on or before October 15, 2012 (paid).  In addition, the Company shall make a one time payment of US$500,000 on either (i) on or before February 1, 2013, if all regulatory approvals are obtained on or before December 31, 2012 or (ii)  within thirty days following the date the last approval is obtained, if all of such approvals are not obtained on or before December 31, 2012.

TRIBUTE PHARMACEUTICALS CANADA LTD.
NOTES TO THE CONDENSED INTERIM FINANCIAL STATEMENTS
(Unaudited – Prepared by Management)
(Expressed in Canadian dollars)
September 30, 2011

10.	SUBSEQUENT EVENTS (Continued...)

(iii)           Amalgamation

Effective October 1, 2012, the Company and a related corporation, Tribute Pharma Canada Inc. amalgamated with Stellar Pharmaceuticals Inc. (“Stellar”) which subsequently changed its name to Tribute Pharmaceuticals Canada Inc. effective January 1, 2013.  The amalgamation was completed in order to minimize group tax liabilities and simplify the Company’s structure.